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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




       Date of Report (date of earliest event reported): February 5, 2002



                           TRANSOCEAN SEDCO FOREX INC.
             (Exact name of registrant as specified in its charter)




         CAYMAN ISLANDS                 333-75899               66-0582307

(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)



                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (713) 232-7500

                                       N/A

          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On February 5, 2002, the Company issued a press release announcing its fourth quarter and full year 2001 results and describing dayrates and rig utilization rates in its International and U.S. Floater Contract Drilling Services and Gulf of Mexico Shallow and Inland Water segments, the outlook for the offshore and inland marine drilling industry in different geographic regions and certain of the Company's near-term to mid-term prospects. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibit is filed herewith:

99.1         Press Release dated February 5, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       TRANSOCEAN SEDCO FOREX INC.


  Date: February 6, 2002               By:  /s/ GREGORY L. CAUTHEN
                                          --------------------------------------
                                                Gregory L. Cauthen
                                                Vice President, Chief Financial
                                                Officer and Treasurer